FORM 8-K



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES ACT OF 1934


          Date of Report (Date of earliest event reported): Dec 8, 2003



                          THE HARTCOURT COMPANIES INC.
             (Exact name of registrant as specified in its charter.)


                                      Utah
                    (State of incorporation or organization)


                                    001-12671
                            (Commission File Number)


                                   87-0400541
                      (I.R.S. Employee Identification No.)


              911 E. Colorado Blvd. Third Floor Pasadena, CA 91106
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (626) 844 2437




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Item 1.           Changes in Control of Registrant

                  None


Item 2.           Acquisition or Disposition of Assets

                  None

Item 3.           Bankruptcy or Receivership

                  None


Item 4.           Changes in Registrant's Certifying Accountant

                  None

Item 5.           Other Events

                  The registrant appointed Ms Carrie Hartwick as President and Chief Financial Officer as of December 1st, 2003.

                  Prior to Hartcourt, she served as Finance Director of China for Dell, one of the largest PC/IT companies in the world, managing an annual revenue stream of US$1.3 billion in China, the fastest growing market for Dell. She also served as the Finance Director of China for Gillette, and held various positions within Johnson & Johnson including Finance Controller for Johnson & Johnson (Shanghai). Ms Hartwick holds a Bachelor of Accounting degree from Rutgers University.


Item 6.           Resignation of Registrant's Directors

                  None

Item 7.           Financial Statements and Exhibits

                  None

Item 8.           Change in Fiscal Year

                  None

                                    SIGNATURE


                  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          THE HARTCOURT COMPANIES INC.



Dated: December 8, 2003                   By: /s/ David Chen
                                          ------------------
                                          David Chen
                                          Chief Executive Officer